Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 9 dated June 30, 2015
to
Prospectus dated October 29, 2014
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This Supplement No. 9 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 29, 2014 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Distributions
On June 29, 2015, our board of directors declared a special distribution to stockholders as follows:

•	$0.1125 per share of common stock payable on September 28, 2015 to stockholders of record at the close of business on September 25, 2015.

On June 29, 2015, our board of directors declared a series of distributions for the months of July through September 2015. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02014	July 6, 2015	August 3, 2015
$0.02014	July 10, 2015	August 3, 2015
$0.02014	July 17, 2015	August 3, 2015
$0.02014	July 24, 2015	August 3, 2015
$0.02014	July 31, 2015	August 3, 2015
$0.02014	August 7, 2015	August 31, 2015
$0.02014	August 14, 2015	August 31, 2015
$0.02014	August 21, 2015	August 31, 2015
$0.02014	August 28, 2015	August 31, 2015
$0.02014	September 4, 2015	September 28, 2015
$0.02014	September 11, 2015	September 28, 2015
$0.02014	September 18, 2015	September 28, 2015
$0.02014	September 25, 2015	September 28, 2015

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.